SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 26, 2006


                         First Federal Bankshares, Inc.
             (Exact name of registrant as specified in its charter)


        Delaware                        0-25509                42-1485449
----------------------------    ------------------------   ------------------
      (State or other           (Commission File Number)   (I.R.S. Employer
jurisdiction of incorporation)                              Identification No.)



329 Pierce Street, Sioux City, Iowa                              51101
-----------------------------------                           -----------
(Address of principal executive offices)                       (Zip Code)


                                 (712) 277-0200
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))




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Item 5.02. Departure of Directors or Principal Officers;  Election of Directors;
Appointment  of  Principal  Officers;   Compensatory   Arrangements  of  Certain
Officers.

     (b) As previously announced, at the Annual Meeting of Stockholders of First Federal Bankshares, Inc. (the "Registrant") held on October 26, 2006, Steven L. Opsal retired as a director of the Registrant and of First Federal Bank, the Registrant's principal operating subsidiary (the "Bank"). In connection with Mr. Opsal's retirement, the Board of Directors reduced the size of the Registrant's Board of Directors from ten to nine members.

     (e) On October 26, 2006, the Registrant's stockholders approved the Registrant's 2006 Stock-Based Incentive Plan (the "Stock Incentive Plan"). A description of the Stock Incentive Plan was included in "Proposal II - Approval of First Federal Bankshares, Inc. 2006 Stock-Based Incentive Plan" of the Registrant's Definitive Proxy Statement for its 2006 Annual Meeting, as filed with the Securities and Exchange Commission (the "SEC") on September 21, 2006, and is incorporated herein by reference as Exhibit 10.1.

Item 8.01. Other Events.

     On October 26, 2006, stockholders of the Registrant elected Jon G. Cleghorn, Michael W. Dosland and David M. Roederer to the Registrant's Board of Directors for terms of three years. Stockholders also approved the Stock Incentive Plan and ratified the appointment of McGladrey & Pullen, LLP to be the Registrant's independent registered public accounting firm for the 2007 fiscal year.

     On October 26, 2006, the Board of Directors of the Registrant declared a quarterly cash dividend of $0.105 per share for the first quarter of the Registrant's 2007 fiscal year. The dividend is payable on November 30, 2006 to stockholders of record on November 16, 2006. Additional details of the quarterly cash dividend are set forth in the Registrant's press release dated October 26, 2006 and attached as Exhibit 10.2 hereto.

     On October 26, 2006, the Board of Directors of the Registrant approved a one-year extension of the stock repurchase program authorized in November 2005. Additional details of the stock repurchase program are set forth in the Registrant's press release dated October 26, 2006 and attached as Exhibit 10.2 hereto.

Item 9.01. Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibits.

    Exhibit No.                   Description
    -----------                   -----------

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      10.1                        2006 Stock-Based Incentive Plan
                                  (incorporated by reference to
                                  Appendix A of the Registrant's
                                  Definitive Proxy Statement for the
                                  2006 Annual Meeting of Stockholders
                                  (File No. 0-25509), as filed with
                                  the SEC on September 21, 2006.

      10.2                        Press Release dated October 26, 2006
























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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  FIRST FEDERAL BANKSHARES, INC.

Dated:  October 31, 2006            By:  /s/Michael W. Dosland
                                          ---------------------------
                                          Michael W. Dosland
                                          President and Chief Executive Officer
                                          (Duly authorized representative)